Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
DISTRICT OF

In re America Online Latin America, Inc.	Case No. 05-11778 (MFW)
ET AL	Reporting Period: December 31, 2005
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case.

		Document	Explanation
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	x
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1(CONT)		x
Copies of bank statements			x
Cash disbursements journals			x
Statement of Operations	MOR-2	x
Balance Sheet	MOR-3	x
Status of Postpetition Taxes	MOR-4		x
Copies of IRS Form 6123 or payment receipt			x
Copies of tax returns filed during reporting period			x
Summary of Unpaid Postpetition Debts	MOR-4		x
Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging	MOR-5	x
Debtor Questionnaire	MOR-5		x
I declare under penalty of perjury (28 U.S.C, Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ MARTIN LANZONI	02/01/06

Signature of Authorized Individual*	Date

MARTIN LANZONI	Controller/Treasurer

Printed Name of Authorized Individual	Title of Authorized Individual
*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
FORM MOR
(9/99)

In re America Online Latin America, Inc.	Case No. 05-11778 (MFW)
Debtor	Reporting Period: December 31, 2005
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS — SEE ATTACHED SCHEDULE
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH-ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursement journal. The total disbursement listed in this disbursement journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
CASH BEGINNING OR M0NTH	OPER	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)
TOTAL RECEIPTS
DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHERS TAXES
INVENTORY PURCHASES
SECURED/RENTAL/LEASES
INSURANCE
ADMINISTRATIVE
SELLING
OTHER (ATTACH LIST)
OWNER DRAW*
TRANSFERS (TO DIP ACCTS)
PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS
NET CASH FLOW (Receipts Less Disbursements)

CASH-END OF MONTH

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING US TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$
FORM MOR-1
(9/99)

AOL LATIN AMERICA
MONTHLY REPORT TO BANKRUPTCY TRUSTEE
As of and for the Month ended, December 31, 2005

	America Online		AOL Puerto Rico	America Online
	Latin America,	AOL Latin America	Management Services,	Caribbean Basin,
	Inc.	Management, LLC	Inc.	Inc.
CASE NUMBER	05-11778 (MFW)	05-11779 (MFW)	05-11780 (MFW)	05-11781 (MFW)

Cash on hand at November 30, 2005	$194,144	$7,690,279	$4,677	$—

Cash Receipts:
Transfer funds to operating account (1)		111,539
Reimbursement from AOL Mex for expenses paid on their behalf		166,559
Collection of A/R		25,000
Banco Itau Payment (2)		1,400,000
Insurance Adjustment Credit Refund		12,543
Other misc		1,838	869
Payment from AOL, Inc for Puerto Rico revenues, net of networking costs		556,694

Cash Disbursements:			—
Payroll & Taxes (3)		(343,599)
Payroll Benefits (3)		29,283
Office/Operations		(135,728)
Office Rent		(21,580)
Marketing — PR		(72,981)
Member services — PR		(63,851)
Bankruptcy costs (including consultants to sell assets)		(312,296)

Petty cash expenses	(499)
Transfer funds to operating account (1)	(111,539)

Cash on Hand at December 30, 2005	82,106	9,043,700	5,546	—

Notes

(1)	LCs securing retention agreements for employees no longer in the company were cancelled. Funds securing the LCs were transferred to the DIP account.

(2)	Payment from Banco Itau to AOLA pursuant to the Settlement Agreement with Banco Itau.

(3)	December Payroll & Taxes and Payroll Benefits include a reclass of payroll taxes for $47000 related to November that were incorrectly recorded under Payroll Benefits in the month of November.

In re America Online Latin America Inc., ET AL	Case No. 05 -11778 (MFW)
Debtor	Reporting Period: December 31, 2005
BANK RECONCILIATIONS SEE ATTACHED REPORT
Continuation Sheet for MOR — 1
A bank reconciliation must be included for 03 ck bank account. The debtor’s bank reconciliation may be substituted for this page.

	Operating		Payroll		Tax		Other
[ILLEGIBLE]	#		#		#		#
BALANCE PER BOOKS
BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST)
OTHER (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE
Adjusted bank Balance must equal balance per books

DEPOSITORS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount

OTHER	I confirm that all Bank Account Balances have been reconciled to the books and records of the Company for the month of December 2005.

/s/ Martin Lanzoni
Martin Lanzoni
Controller/Treasurer
02/01/06
FROM MOR - 1(CONT) (9/99)

AOL LATIN AMERICA
MONTHLY REPORT TO BANKRUPTCY TRUSTEE
As of and for the Month ended, December 31, 2005
Bank Accounts for U.S. Entities

			America Online		AOL Puerto Rico
			Latin America,	AOL Latin America	Management	America Online
			Inc.	Management, LLC	Services, Inc.	Caribbean Basin, Inc.
BANK	ACCOUNT NUMBER	BALANCE AT DECEMBER 31, 2005	05-11778 (MFW)	05-11779 (MFW)	05-11780 (MFW)	05-11781 (MFW)

Citibank	3200490044	572,232		572,232
Citibank (DIP)	95 779 319	8,471,468		8,471,468
Third Fifth Bank (LCs)	20364610	82,838	82,838
Citibank	30437211	(732)	(732)
Banco Popular	Puerto Rico	5,546			5,546

		$9,131,352	$82,106	$9,043,700	$5,546	$—

Note
Effective September 16th, 2005 a DIP cash account was established in the name of the debtor.
On October 4th, 2005 available funds were transferred into the new DIP account.
The only exception to the above are LCs securing retention agreements.

In re	America Online Latin America, Inc.	Case No.	05-11778 (MFW)
	ET AL Debtor	Reporting Period:	December 31, 2005
STATEMENT OF OPERATIONS — SEE ATTACHED SCHEDULE
(Income Statement)
The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

Cumulative
REVENUES	Month	Filing to Date

Gross Revenues	$	$
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes — Payroll
Taxes — Real Estate
Taxes — Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Other Income & Expenses
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items
REORGANIZATION ITEMS
Professional Fees
U. S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	$	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).
FORM MOR-2

AOL LATIN AMERICA
MONTHLY REPORT TO BANKRUPTCY TRUSTEE
As of and for the Month ended, December 31, 2005

	America Online		AOL Puerto Rico	America Online
	Latin America,	AOL Latin America	Management	Caribbean Basin,
	Inc.	Management, LLC	Services, Inc.	Inc.
CASE NUMBER	05-11778 (MFW)	05-11779 (MFW)	05-11780 (MFW)	05-11781 (MFW)

INCOME STATEMENT

Subscription Services	—	—	—	1,016,571
Chargebacks	—	—	—	(976,775)

Subscriber Revenue	—	—	—	39,796

Advertising	—	79,167	—	—
E-commerce	—	—	—	3,949
I/C Management Fee Revenues	—	20,000	3,062	—
Other	—	—	—	—

Other Revenue	—	99,167	3,062	3,949

GROSS REVENUE	—	99,167	3,062	43,745

Network Costs	—	—	—	193,724
National Network — Fixed cost	—	107,448	—	—
National Network — Variable cost	—	—	—	—
National Network — In-Country Backhaul	—	—	—	—
National Network — Other	—	—	—	—
Hosting Fees	—	75,577	—	(365,236)
G & A Salary, Salary Taxes, & Benefits	—	4,399	12,700	—
G & A Other Costs	—	—	1,250	—
Depreciation — Telecommunications	—	—	—	—

Telco	—	187,424	13,950	(171,512)

Direct Labor	—	—	—	49,237
Outsourced Direct Labor	—	—	—	—
Other Direct Labor Costs	—	—	—	—
G & A Salary, Salary Taxes, & Benefits	—	—	—	—
G & A Other Costs	—	8,098	—	990
1-800 Telephone Costs	—	—	—	6,865
Depreciation — Member Services	—	—	—	—

Member Services	—	8,098	—	57,091

Fixed Core/ Contracts	—	—	11,339	—
G & A Salary, Salary Taxes, & Benefits	—	—	50,754	—
G & A Other Costs	—	—	65	—
Depreciation — Content	—	—	—	—

Content	—	—	62,158	—

Collection Costs	—	—	—	29,530
Gross Receipts Taxes [ISS, PIS COFINS]	—	—	—	—
Other	—	(293,649)	—	—
Depreciation — Other Costs of Revenue	—	—	—	—

Other Costs of Revenues	—	(293,649)	—	29,530

Total Cost of Revenues	—	(98,127)	76,108	(84,891)

Total Gross Profit	—	197,293	(73,046)	128,636

Client Software	—	(608,955)	—	—
Other	—	—	—	—
Depreciation — Product Development	—	—	—	—

Product Development	—	(608,955)	—	—

G & A Salary, Salary Taxes, & Benefits	—	(228,598)	48,205	—
Bad Debt Expense	—	40,112	—	2,100
G & A Other Costs	732	(523,956)	43,773	568
G & A Intercompany Management Costs	—	—	10,000	13,062
Depreciation — G&A	—	2,534	4,469	—

G&A	732	(709,908)	106,447	15,730

Direct Mktg Costs [CD, Packaging, Mailing]	—	—	(290)	273,817
Other Direct Mktg	—	—	—	—
Brand Marketing	—	—	—	(6,373)
G&A Acquisition — Salaries, Taxes & Benefits	—	—	31,472	—
G&A Acquisition — Other G&A	—	—	1,445	—
G&A Brand — Salaries, Taxes & Benefits	—	—	—	—
G&A Brand — Other G&A	—	—	—	—
Depreciation — Acquisition Mktg	—	—	—	—
Depreciation — Brand Mktg	—	—	—	—

Marketing	—	—	32,626	267,444

Income / (Loss) from Operations	(732)	1,516,156	(212,120)	(154,537)

Dividends	—	—	—	—
Interest [Received]	233	2,973	—	—
Gross Rents	—	—	—	—
Gross Royalties	—	—	—	—
Currency Exchange gains/(losses)	—	—	—	—
Other	—	—	—	—

Total Other Income	233	2,973	—	—

Income / (Loss)	(499)	1,519,130	(212,120)	(154,537)

Interest (Paid)	—	—	—	—
Depreciation	—	—	—	—
Initial Development [Amort.]	—	—	—	—
Amortization	—	—	—	—
Amortization of Goodwill / other intangible	—	—	—	—
Other	—	—	—	—

Total Other Expenses	—	—	—	—

Net Income / (Loss) Bef Income Tax	(499)	1,519,130	(212,120)	(154,537)

Provision (benefit) for income taxes	—	—	—	—

Net Income / (Loss) before Dividends	(499)	1,519,130	(212,120)	(154,537)

In re	America Online Latin America, Inc.	Case No. 05-11778 (MFW)
	ET AL Debtor	Reporting Period: December 31, 2005
BALANCE SHEET - SEE ATTACHED SCHEDULE
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE ATTEND OF	BOOK VALUE ON
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS	$	$
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT	$	$
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)
TOTAL OTHER ASSETS	$	$
TOTAL ASSETS

	BOOK VALUE END OF	BOOK VALUE ON
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent/Leases — Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)
TOTAL POSTPETITION LIABILITIES	$	$
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES	$	$
TOTAL LIABILITIES	$	$
OWNER EQUITY
Capital Stock
Additional Paid-In Capital
Partners Capital Account
Owner’s Equity Account
Retained Earnings — Pre-Petition
Retained Earnings — Postpetition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY	$	$
TOTAL LIABILITIES AND OWNER EQUITY	$	$

* “Insider” is defined U.S.C. Section 101(31).
FORM MOR-3
(9/99)

11

AOL LATIN AMERICA
MONTHLY REPORT TO BANKRUPTCY TRUSTEE
As of and for the Month ended, December 31, 2005

	America Online		AOL Puerto Rico	America Online
	Latin America,	AOL Latin America	Management	Caribbean Basin,
	Inc.	Management, LLC	Services, Inc.	Inc.
CASE NUMBER	05-11778 (MFW)	05-11779 (MFW)	05-11780 (MFW)	05-11781 (MFW)
BALANCE SHEET

Assets:
Current Assets:
Cash and Cash equivalents	82,106	9,043,700	5,546	—
Short-term Investments	—	—	—	—
Other Accounts Receivable	—	3,408	—	—
Accounts Receivable — Subscription	—	—	—	—
Accounts Receivable — Advertising & E-Commerce	—	12,201	—	18,000
Accounts Receivable — PC Financing	—	—	—	—
Accounts Receivable — Related Parties	—	—	—	—
Less Allowance	—	—	—	(4,000)
Receivable from other AOLA affiliate — Spain	—	987,860	—	—
Receivable from other AOLA affiliate — Ft. Lauderdale	6,712,696	—	—	14,672,208
Receivable from other AOLA affiliate — QuotaHolders	—	2,990	—	—
Receivable from other AOLA affiliate — Argentina	—	—	—	—
Receivable from other AOLA affiliate — Brazil	—	—	—	—
Receivable from other AOLA affiliate — Mexico	10,592,281	244,526	—	—
Receivable from other AOLA affiliate — Puerto Rico	17,003	2,256,746	(5,818)	3,575,145
Receivable from other AOLA affiliate — AOLA Inc.	—	116,959	—	2,258,212
Receivable from AOL Inc	—	111,904	—	—
Receivable from ODC	—	—	—	—
Receivable from Itaú	—	—	—	—
Inventories	—	—	—	—
Value Added Taxes Recoverable	—	—	—	—
Other Receivables	(0)	—	—	—
Prepaid Expenses	—	2,147,946	(0)	236
Other Current Assets	—	—	—	—

Total Current Assets	17,404,086	14,928,239	(272)	20,519,801

Other Assets:
Buildings and Other Depreciable Assets	—	956,540	559,864	—
Less Accumulated Depreciation	—	(947,823)	(483,207)	—
Land	—	—	—	—
Capitalized product development & localization costs	—	1,112,117	—	—
Less Accumulated Amortization	—	(1,112,117)	—	—
Other Intangible Assets [Amortizable]	—	2,863,900	24,789	—
Less Accumulated Amortization	—	(2,863,900)	—	—
Capitalized IPO — related costs	—	—	—	—
Investments in Subsidiaries	593,837,810	—	—	—
Investments in Available for sale securities	—	—	—	—
Goodwill	—	—	—	—
Other Assets	—	63,998	25,250	20,325

Total Other Assets	593,837,810	72,714	126,697	20,325

TOTAL ASSETS	611,241,895	15,000,954	126,425	20,540,126

Liabilities And Stockholders’ Equity:

Current Liabilities:
Trade Accounts Payable	—	97,436	52,051	117,577
Trade Accounts Payable — Related Parties	—	—	—	—
Payable to other AOLA affiliate — Spain	8,998	—	—	—
Payable to other AOLA affiliate — Ft. Lauderdale	—	—	1,230,191	—
Payable to other AOLA affiliate — QuotaHolders	—	956,045	—	—
Payable to other AOLA affiliate — Argentina	—	—	—	—
Payable to other AOLA affiliate — Brazil	—	1,597,889	—	—
Payable to other AOLA affiliate — Mexico	—	—	—	—
Payable to other AOLA affiliate — Puerto Rico	2,071,212	15,214,752	4,807,875	—
Payable to other AOLA affiliate — AOLA Inc.	—	6,829,655	—	—
Payable to AOL Inc	4,050,411	1,213,886	—	21,913
Payable to ODC	—	—	—	—
Payable to Itaú	—	—	—	—
Notes and Bonds payable in less than 1 year	—	—	—	—
Deferred Revenue Short-term	—	5,000	—	—
Accrued Personnel Costs	—	1,137,749	194,729	—
Deferred Network Services Credit	—	—	—	—
Lease Liability	—	76,646	14,622	—
Income Taxes Payable	—	(56)	1,538	—
Value Added Taxes Payable	—	—	—	—
Other taxes payable	—	—	17,682	—
Other accrued expenses and liabilities	—	(14,673)	20,000	59,999

Total Current Liabilities	6,130,621	27,114,329	6,338,689	199,489

Long-Term Liabilities:
Loans Payable to AOL Inc.	160,000,000	—	—	—
Loans Payable to ODC	—	—	—	—
Loans Payable to Itaú	—	—	—	—
Deferred Revenue Long-term	—	—	—	—
Other Liabilities	—	—	16,449	—

Total Noncurrent Liabilities	160,000,000	—	16,449	—

Total Liabilities	166,130,621	27,114,329	6,355,137	199,489

Stockholders’ Equity:
Preferred Stock	2,294,390	—	—	—
Common Stock	1,352,418	—	1	1
Additional Paid In Capital	684,005,567	—	6,541,856	5,477,956
Unrealized Loss on Available for Sale Securities	—	—	—	—
Accumulated Comprehensive Income —	—	—	—	—
Retained Earnings (Accumulated Deficit)	(134,765,067)	(9,231,432)	(11,035,949)	9,899,082
Unrealized Translation G/(L)	(83,220)	26,973	(4,568)	—
Adjustments to shareholders’ equity	(13,602)	—	—	—
Less Dividends Declared	—	—	—	—
Current Year Income (loss)	(107,679,212)	(2,908,917)	(1,729,677)	4,963,598

Total Stockholders’ Equity	445,111,275	(12,113,375)	(6,228,337)	20,340,637

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	611,241,896	15,000,953	126,800	20,540,126

In re America Online Latin America, Inc.	Case No. 05-11778 (MFW)
ET AL Debtor	Reporting Period: December 31, 2005
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report , the amount should be zero.
Attach photocopies of IRS form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns field during the reporting period.

	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
	Liability	Accrued	Paid	Paid	or EFT	Liability
Federal
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total Taxes
SUMMARY OF UNPAID POSTPETITION DEBTS

Number of Days Past Due
	Current	0-30	31-60	61-90	Over-90	Total
Accounts Payable
Wages Payable
Taxes Payable
Rent/Leases — Building
Rent/Leases — Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:
Other:
Total Postpetition Debts
Explain how and when the Debtor intends to pay any past-due postpetition debts.
All Payroll Taxes and other Business Taxes are current through December 31, 2005.

* “Insider” is defined in 11 U.S.C Section 101(31).

/s/ Martin Lanzoni
Martin Lanzoni Controller/Treasurer 02/01/06
FORM MOR-4
(9/99)

In re America Online Latin America, Inc.	Case No. 05-11778 (MFW)
ET AL Debtor	Reporting Period: December 31, 2005
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
- SEE ATTACHED SCHEDULES-

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period
+ Amounts billed during the period
- Amounts collected during the period
Total Accounts Receivable at the end of the reporting period

Accounts Receivable Aging	Amount
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old
Total Accounts Receivable
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)
DEBTOR QUESTIONNAIRE

Must be completed each month		YES	NO
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

AOL LATIN AMERICA
MONTHLY REPORT TO BANKRUPTCY TRUSTEE
As of and for the Month ended, December 31, 2005

	America Online	AOL Latin	AOL Puerto Rico	America Online
	Latin America,	America	Management	Caribbean Basin,
	Inc.	Management, LLC	Services, Inc.	Inc.
CASE NUMBER	05-11778 (MFW)	05-11779 (MFW)	05-11780 (MFW)	05-11781 (MFW)

Accounts receivable — beginning	$—	$27,241	$—	$22,515

New invoicings		35,000

Debit memos

Collections		(25,000)

Credit memos		(25,040)		(4,515)

Accounts receivable — ending	$—	$12,201	$—	$18,000

R03B4201B	America Online Latin America	2/2/2006	9:33:40
ARG0001	A/R Details with Aging	Page -	1
		Aging Date	12/31/2005
Company: 501 AOL Latin America Management

	Document			Invoice
	Number	Company	Item	Date	Original Amount	Open Amount	Current	31-60	61-90	91-120	121-150	Over 151
Customer: 15294 AMERICA ONLINE										Insured Credit Limit
RI		501	1	1/27/2005	$2,500.00	$2,500.00						$2,500.00
Customer: 15294 AMERICA ONLINE					$2,500.00	$2,500.00						$2,500.00
Customer: 14408 AMERICA ONLINE, INC.										Insured Credit Limit
RI		501	1	12/9/2003	$(13,592.26)	$(13,592.26)						$(13,592.26)
Customer: 14408 AMERICA ONLINE, INC.					$(13,592.26)	$(13,592.26)						$(13,592.26)
Customer: 16796 AOL INC.										Insured Credit Limit
RI		501	1	7/12/2005	$33,333.33	$33,333.33						$33,333.33
RI		501	1	7/14/2005	$5,416.66	$5,416.66						$5,416.66
RI		501	1	8/31/2005	$33,333.33	$33,333.33					$33,333.33
RI		501	1	11/8/2005	$33,333.33	$33,333.33		$33,333.33
RI		501	1	11/8/2005	$5,416.66	$5,416.66		$5,416.66
RI		501	1	11/8/2005	$5,416.66	$5,416.66		$5,416.66
Customer: 16796 AOL INC.					$116,249.97	$116,249.97		$44,166.65			$33,333.33	$38,749.99
Customer: 17674 AOL INC.										Insured Credit Limit
RI		501	1	3/1/2005	$120.00	$120.00						$120.00
RI		501	1	3/29/2005	$600.00	$600.00						$600.00
RI		501	1	3/29/2005	$400.00	$400.00						$400.00
RI		501	1	3/29/2005	$400.00	$400.00						$400.00
RI		501	2	3/29/2005	$80.00	$80.00						$80.00
RI		501	3	3/29/2005	$1,000.00	$1,000.00						$1,000.00
RI		501	1	3/29/2005	$950.00	$950.00						$950.00
RI		501	1	3/29/2005	$950.00	$950.00						$950.00
Customer: 17674 AOL INC.					$4,500.00	$4,500.00						$4,500.00
Customer: 20566 AOL S de R L de CV										Insured Credit Limit
RM		501	1	6/30/2005	$(11,220.00)	$(11,220.00)						$(11,220.00)
RI		501	1	3/30/2005	$66,747.00	$62,306.91						$62,306.91
RI		501	1	4/30/2005	$724.15	$724.15						$724.15
RI		501	1	5/20/2005	$1,615.47	$1,615.47						$1,615.47
RI		501	1	5/31/2005	$67,614.00	$67,614.00						$67,614.00
RI		501	1	12/12/2005	$66,439.09	$66,439.09	$66,439.09
Customer: 20566 AOL S de R L de CV					$191,919.71	$187,479.62	$66,439.09					$121,040.53
Customer: 14417 AOL TIME WARNER										Insured Credit Limit
RR		501	1	4/30/2003	$1,000.00	$1,000.00						$1,000.00
RI		501	1	3/31/2004	$270.09	$270.09						$270.09
Customer: 14417 AOL TIME WARNER					$1,270.09	$1,270.09						$1,270.09
Customer: 14532 FORTUNE INTERNATIONAL BRICKELL, LLC										Insured Credit Limit
RM		501	1	11/11/2005	$(10,000.00)	$(10,000.00)		$(10,000.00)
RI		501	1	5/18/2005	$5,000.00	$5,000.00						$5,000.00
RI		501	1	6/16/2005	$5,000.00	$5,000.00						$5,000.00
RI		501	1	7/14/2005	$5,000.00	$5,000.00						$5,000.00
RI		501	1	10/17/2005	$5,000.00	$5,000.00			$5,000.00
Customer: 14532 FORTUNE INTERNATIONAL BRICKELL, LLC					$10,000.00	$10,000.00		$(10,000.00)	$5,000.00			$15,000.00
Company: 501 AOL Latin America Management					$312,847.51	$308,407.42	$66,439.09	$34,166.65	$5,000.00		$33,333.33	$169,468.35
Grand Total					$312,847.51	$308,407.42	$66,439.09	$34,166.65	$5,000.00		$33,333.33	$169,468.35

R03B4201B	R03B4201B	America Online Latin America	12/12/2005	16:23:04
ARG0001	FTL0001	A/R Details with Aging	Page -	1
			Aging Date	12/31/2005

Company:	Company: 15 AOL Puerto Rico Inc.
Document		Document			Invoice
Number		Number	Company	Item	Date	Original Amount	Open Amount	Current	31 - 60	61 - 90	91 - 120	121 - 999	Over 999
Customer:	Customer: 15694 ARTEAGA & ARTEAGA ADVERTISING INC										Insured Credit Limit
RI	RI		15	1	3/17/2005	$1,600.00	$1,600.00						$1,600.00
Customer:	Customer: 15694 ARTEAGA & ARTEAGA ADVERTISING INC					$1,600.00	$1,600.00						$1,600.00
Customer:	Customer: 15805 DLC DIGITAL										Insured Credit Limit
RI	RI		15	1	11/26/2004	$2,400.00	$2,400.00						$2,400.00
Customer:	Customer: 15805 DLC DIGITAL					$2,400.00	$2,400.00						$2,400.00
Customer:	Customer: 13315 PLAZA LAS AMERICAS										Insured Credit Limit
RI	RI		15	1	5/12/2005	$7,000.00	$7,000.00						$7,000.00
RI	RI		15	1	6/14/2005	$7,000.00	$7,000.00						$7,000.00
Customer:	Customer: 13315 PLAZA LAS AMERICAS					$14,000.00	$14,000.00						$14,000.00
Customer:	Company: 15 AOL Puerto Rico Inc.					$18,000.00	$18,000.00						$18,000.00
Aging Date                      12/31/2005
FORM MOR - 5
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